1-'



ROSS MILLER
Secretary of State
204 North CarsOn Street, Suite 4
Carson City, Nevada 89701
(775) 684 5708
Website;
www.nvsos.qon


Scllt~
4
1-4520


Filed in the office of
Ross MilIer
Secretary of State

Articles of Incorporation


State of Nevada


(PURSUANT TO NRS CHAPTER 78)


Document Number
20090696065-03
Filing Date and Time
09/22/20093:10 PM


Entity Number
E0507482009-1


USE BLACK INK ONLY-DO NOT HIGHLIGHT
ABOVE SPACE IS fOR OfFICE USE ONlY


1. Name of Corporation:
ML CAPITAL CORPORATION, INC.,

2. Registered Agent for Servics of Process:
cOMMERCIAL REGISTERED AGENT
CBC SERVICES OF NEVADA INC.

3. AuthorIZed stock:
(number of snares corporation Is authorized to Issue)
Number of shares with par value 100,000,000
par value $0.0001

4 Names and Addresses of the Board of directors
Trustees:

Milton M. Masson
9565 E. Pointsetta dr.
Scottsdale, AZ 85259

Lisa Nelson
14027 N. Cameo Dr.
Fountain Hills, AZ 85268

(each director or Trustee must be a natural person atleast 18 years of age;
attach additionatal pages if more than two directors or trustees

5. Purpose: (optional see instructions)

6 Name, Address and Signature of Incorporator:
(attach additional page if more than one incorporator)
CSCSERVICES OF NEVADA, INC.
NAME
502 EAST JOHN STREET
ADDRESS
CARSON CITY NV 89706
CITY        ST ZIP

7 Certificate of Acceptance of Appointment of RegIstered Agent:


MaililingAddress
if orcflfferent
rc
m
street
;;adress}
City
Number
of

Par
vatua
--_....-..-,



~~.-~:

~~~uw:'':
per
share;
S
~_._O.D9.9_!..j


..


I'-~mberof
5
iares


v.i1flout
,--p
r
velue:
L


__
..~
_

~__

~.------..--.-.----_._-----.---_...._-----_.---


1)
L~~!__12!iM:Mf\S-'OlL
..
......
_.
...._._._


2)
iLlS!,
~I:_~9~
...


Nama


..----------._--------_.
"------------.."


'14027
N
CAMEO
DR


SIre!!t
Address


J
hetebv
ecceot
aoooin.ineni
as
Registered
Agent
for
the
above
Ismea
Entity_


C_-.\\,,)~Q~


x


Authorized
Signalure
of
Rw
i.st9rad
Agent
or
On
Behalf
of
RegistoredADen
Enlily
Dale


Zip
Code


...-....-.....
-.---~


..
..._..__
....
_1




__
_
,oj


I


!


i


I


r


Ii

I

I


i


I


iI


I


i


I


I


!


..~A~d~
Se.o'et:u'Y
or
St;:rta
NRS
78
Afudes


This
form
must
be
accompanied
by
appropriate
te
s.
F!6",lscd:
4-1)....00



-------------_
...


:
;:.'


2010-04-23
13:04



P
217


ARIZONA
C
)RPORATlON
COMMISSION
CORPORATI
)NS
DIVISION
COVER
SHEET


USE
A
SEPARATE
CbVER
SHEET
FOR
EACH
DOC
UMENT


ARE
YOU
FlUNG:
;RJ
New
Entity
[J
Change
to
el(isting
entity
C
Re--submission/Correction


PLEASE
COMPLETE
ALL
APPROPRIATE
ECTIONS
Type
in
CamiLLe
Name:


--------4-----


REGULAR
SERVICE
EXPEDITED
SERVICE

FILING
TYPE


FEE
FEE
Articles
of
Domestication
\
$100.00
$135.00
Articles
of
Incorporation
(Profit)
$
60.00
$
95.00


Articles
of
lncemorattcn
(Non
Profit)
$
40.00
$
75.00


Articles
of
Orqanization
(Limiled
liability
Comp
ny)
s
SO.OO
s
85.00


IJtiAPDlicatlon
For
Authority
(Busines.s}
$175.QO
Ilt
$210.00
ADPlication
to
Conduct
Affairs
(Non
Profit)
$175.00
$210.00
iApplication
for
New
Authority
$175.00
$210.00
Application
for
Reqistration
$150.00
$185.00
Articles
of
Amendment
$
25.00
$
60.00
Articles
ofAmendment
8.Restatement
$
25.00
$
60.0G
Articles
of
Correction
I
$
25.00
$
60.00
Articles
of
Merger/Share
Exchange
$'00.00
5135.00
Articles
of
MerCIer
(Limited
Liability
Compo;ny)
$
50.00
$
65.00
Affidavit
of
Publication
$
0.00
s
35.00


oCORPORATIONS
-Certifled
Copies $5.00
Each
0$40.00
"Ifcople8
are
lor
dSffml
onlilic$
~
uPC-C;;1e,..,
app!Je.
to
eo"
Mtily
(__
)
(Enter
Quantity)
L--)(E;nter
Quantity)


oLLCs
-Certified
Copies
0$10.00
Each
0$45.00
'If
~pl".
are
fur
d1fNranl
GntitiC$lt.e
Expea;la
foa
epj>l'-10O<K
my
L-)
(En~r
Quantity
(__
)
(Enter
Quantity)


oGood
Standing
Certificate


0$10.00
Each
0$45.00


'If
GDod
Stanoing
Cei1"1'lCale<>ere
for
differenl
ootil~$
"'"
Eloped
la
fee
appliss


L-)
(Enter
Quantity
{__
}
(Enter
Quantity)


\0
Uch
en"ty


:
oOther:
_
DRegular
Fe~
DExpedite
Fee


I
I
...
SELECT
PAYMENT
~!I
,~~fFJ~\!IN7
Il~IS::F..OR:MJ~:J

TYPE;
....
,.

~--------~r-----------------------~--------~


d
to,
~


~CheCkCheck
#
--t----Check
AIflaunt
$

t5M.O.D.
Account
MOD
Acct
#
---jL....
_
,",od
Am
unt
$
_


Cash
Ar
ount
$
..-__

oCash


oCredit
Card
-for
In-person
filings
only
CCAmo
nt
$_-_


oNo
fee
required


SELEGT
ONE
RETURN
DELIVERY
OPTION:'ii
Mail
0Pick
Up
0Fax
#
L)


REQUIRED:
Please
list
the
person
or
comp'anlY
who
will
be
picking
up
the
compte
ad
documents.
OOCUMENTS
WilL
BE
MAIlED
IF
THEY
ARE
roT
PICKeD
UP
IN
A
TIMB..Y
MANNER
APPROXIMATEl
V
TWO
WEEKS).


(;fCVl.R
REV
03113120D9



CERT
FICATE
OF
DISCLOSURE


A.R.S.
10-202(0)
(for-profit
and
financial
institutions)
or
10-202(0)
(nonprofits)
0\L
C(~Q\~
\
G-C-V\A9
"I.."iC.


XACT
CORPORATE
NAME


A.
Has
any
person
(i)
who
is
currently
an
officer,
director,
trustee,
incorporator,
or
(ii)
(for-profits
and
financial
institutions
only)
who
controls
or
holds
over
10%
of
the
issued
and
outstanding
commo
shares
or
10%
of
any
other
proprieta
,beneficial
or
membership
interest
in
the
corporation
been:
1.
Convicted
of
a
felony
involving
a
transaction
in
secu
ities,
consumer
fraud
or
antitrust
in
any
state
or
federal
jurisdiction
within
the
seven-year
period
immediately
preceding
the
execution
of
this
::ertificate?
2.
Convicted
of
a
felony,
the
essential
elements
of
whi
h
consisted
of
fraud,
misrepresentatior
,
theft
by
false
pretenses,
or
restraintof
trade
or
monopoly
in
any
state
or
federal
jurisdiction
within
the
seven-year
period
immediately
precF>ding
the
execution
of
this
Certificate?
3.
Subject
to
an
injunction,
judgment,
decree
or
perma
ent
order
of
any
state
or
federal
court
Entered
within
the
seven-year
period
immediately
preceding
the
execution
of
this
Certificate
wherein
uch
injunction,
judgment,
decree
or
pe
rmanent
order:
(a)
Involved
the
violation
of
fraud
or
registration
pr
visions
of
the
securities
laws
of
that
ju
isdiction;
or
(b)
Involved
the
violation
of
the
consumer
fraud
lav
s
of
that
jurisdiction;
or
(c)
Involved
th~
violation
of
the
antitrust
or
restrain
of
trade
laws
of
that
jurisdiciion?
Yes
No


X


B.
IF
YES,
the
following
information
MUST
be
attached:
1.
Full
name,
prior
name(s)
and
aliases,
if
used.
6.
The
nature
and
description
of
each
conviction
or
judicial
action,
2.
Full
birth
name.
including
the
date
and
location,
the
court
and
public
agency
3.
Present
home
address.
involved
and
file
0
cause
number
of
case.
4.
Prior
addresses
(for
immediate
preceding
7-year
pe
iod).
5.
Date
and
location
of
birth.
C.
Has
any
person
0)
who
is
currently
an
officer,
director,
tr
stee,
incorporator,
or
(ii)
(for-profits
an
financial
institutions
only)
who
controls
or
holds
over
twenty
per
cent
of
the
issued
and
outstanding
comr
on
shares
or
twenty
per
cent
of
any
oth
er
proprietary,
beneficial
or
membership
interest
in
the
corporation
served
in
any
such
capacity
or
held
a
wenty
per
cent
interest
in
any
other
cor
oration
in
any
jurisdiction
on
the
bankruptcy
or
receivership
ofZher
corporation?


Yes
No


IF
YOUR
ANSWER
TO
THE
ABOVE
QUESTION
IS
"YES",
ftOU
MUST
ATIACH
THE
FOLLOWlN(
INFORMATION
FOR
EACH
CORPORATION:


1.
Name
and
address
of
the
other
corporation.
4.
Dates
of
corporate
operation.
2.
Full
name
(including
aliases)
and
address
of
each
5.
Case
information
for
bankruptcy
or
receivership
(date,
case
person
involved.
number,
court).
3.
Staters)
in
which
the
other
corporation:
(a)
was
incorporated.
(b)
has
transacted
business.
Under
penalties
of
law,
the
undersigned
incorporator(s)/offi
~r(s)/director(s)
declare(s)
that
I(we)
ave
examined
this
Certificate,
including
any
attachments,
and
to
the
best
of
my(our)
knowledge
and
bel
ef
it
is
true,
correct
and
complete,
and
hereby
declare
as
indicated
above.
THE
SIGNATURE(S)
MUST
BE
DATED
WITHIN
THIRTY
30)
DAYS
OF
THE
DELIVERY
DATE


BY
-+

BY
r.1.t;
G-.--
~~'"
..
_


PRINT
NAME
f:s'.....{\.-N-t,{3D
f'.,1


PRINT
NAME
----f--------------


..r
L
=-/1""'"
\

TITLE'0ec\'L\v'-'-i
l\(-~it'~R.DATEO.
ri
6
iO
TITLE
-+-DATE
_


ARIZONA
CORPORATIONS:
ALL
INCORPORATORS
M
ST
SIGN
THE
INITIAL
CERTIFICATE
OF
DISCLOSURE.
If
within
sixty
days
any
person
becomes
an
officer,
director,
trustee
or
(for-profits
0
financial
institutions)
person
controllir
9
or
holding
over
10%
of
the
issuedand
outstanding
shares
or
10%
of
any
other
proprietary,
benefic
lal,
or
membership
interest
in
the
corp
ration
and
the
person
was
not
included
in
this
disclosure,
the
corporation
must
file
a
SUPPLEMENTA
certificate
signed
by
at
least
one
dul\
authorized
officer
of
the
corporation.


FOREIGN
CORPORATIONS:
MUST
BE
SIGNED
BY
AT
EAST
ONE
DULY
AUTHORIZED
OF
ICER
OF
THE
CORPORATION.


FINANCIAL
INSTITUTIONS;
MUST
BE
SIGNED
BY
TWC
(2)
DULY
AUTHORIZED
OFFICERS
)R
DIRECTORS
OF
THE
CORPORATION.


CF:0022
-Corporations
Arrzora
Corprration
Commission
Rev.:
0312010
Corporatons
Diwsion



2010-04-23
13:05


04/23/2010
10:12


DO
NOT
PUBLrsH


THIS
SECTION


Sob.
Indicate
to
which
addre$6
the


MfII.l<II
Report
should
be
mal)ed.


6.
If
thepu~
of
your
rorpOllltlon
has
any
IimltGtions
please
indIcate.
If
rtO~state
no
Itmiwtioo!!o
or
leave


blank.


8.
The
total
number
of
:;hares
authorized
(not
~svtd)
!;a.nnol
be
blEIl1k
or
Not
Appfi~le.
n
f>lumber


mutn
match
Alilc1e9
o"ncwp$1lon
In
domicile
state.


CF:0024


Rev;
1Q12CI;I9



P
6/7

PAGE
ElQr66

AZ
CORP
COMMISSION

&82-354-05'3'3


5.a.
The
street
address
It1e
known
place
Qf
business
of
the
fo
IF
DIFFERENT
fro
the
strest
address
of
the
statutory
a
lv\


s.e.
nd
general
com~spo~e~
should
be
sUedto
the
~1e$S
otlon4_~
or5a~.
6.
The
purPCSIJ
of
the
co
tion
is
to
sngage
in
allY
aM
alII
corporations
may
e
e
tn
the
..state,
provmcs
or
country
una
COl'pOmtion
is
incorpo
,wftt1thafdlo'Wirlg
limitrlions
if
~y:
N
I~


Name:
__
~~~~~~~
__
~~~~~~~~~~~~~
~u


ACd~;
~L-~~
__
~~
__
~~~~~~~~~~~
__
~~


C~,Sbre.Z~
_

__~~~~~~~~+-~~~-=~~~~


Name:
~
__
--------------~----_+------------~~
Addr~s:
-r
~r_-------------


City,
Slote,
Zip__
~~-------__---------+----------~


8.
The
foreign
corporation
euihoriZ.ed
to
issue
\cn-.CQ,),(,l(,)(";sha
(Attach
additional
SO
If
necessary.j

J


fill)
ro:\\\0
N
et.
C0-(Y\-{1]
0
N.


;
par
value
01'var~


__________
'~,..res
of
--"'-OI"series)
s10ckat
____
~
__
n,opar
valueorparvalueof
$
per
share.



2010-04-23
13:06


e4/23/201a
10:12


DO
NOT
PUBLISH


THIS~Cll0N


9.
The
total
llI.Il'ntler
of
shares
~ulilQ


cannot
be
blank
or


"Not
Applicable."
If


no
sl1ares
ha\<\jbeen


isSIJed,
put
lhe
WOJ1j


"none"
or
'zero'
or


the
number
O.


InclUde
0J1ly
...nares


actually
isslJ~
io
lhiS


soctl/)n.


The
Appjicalfon



must
be
acoompanied
bY'
the
following:


(jjA
Certifleate
of


Ois<;/oallrn,


executed
within
30
clays
of
delivery
to
ttle
Commission,
by
a
duly
authorized
officer


~A
certlfim!Cl)PY
of
your
artICles
of
iOcorpoJation.
:.JII
amanoments
and


merger.;
{AZ
C<lnst
Art.
XIV,


8)and
a

certificate
of


existence
01'


document
of


similar
import
duly


autnenticated


(within
60
days)
by


th$
offldal
t-.aving


custody
of


OOtp013te
records
in
the
state,
province
0(coun1Jy
Under
whose
laws
the
corporation
is
Incorporated.


The
agent
must


consent
to
lhe


appointment
by


executing
the


consent


CF:QaZ4R~1012009



P
7/7


AZ
CORP
ct.t+IISSICJ-.l
PAGE
05/66


6B2-364-El599


65ill:\\~0
N.!h
res,
itemized
as
follows;


='"'-.......-'----'-~'-'-"'-r
...~9
of,__
L~O:...:~.-:...:....&.;~.l..L.;~_--+"'cI.assor
series)
sloCk
at
parva/ue
or
par
value
of
$
<).
\
per
share.



-j<0ass
or
senss]
stock
at
------~r-par
\I3lueor
par
I/alueof$,
----11--per
share,


------tClass
or
series]
stock
at
..
-11--per
share.


10.The
cl1aracler
ofbusl
stheforeign
corporation
initiallymien
toconduct
inAriznna
is:
Q).


C
\)./'-J
01:\


Exacuted
by
uthorizEd
Offlcsr
or
Oirec:lDr


~i1Iel


FAX
~


PHONe
~+-_


[opllonalj
[optional]


ACCEPIANCE
OF
APPOINT
ENT
BY
STATUTORY
AGENT
ory
agel1t
of
this
corporafion


[If
signing
on
behalf
of
8
rnpany
serving
as
statutory
aganl
prInt
company
name
tJ
1


ArIzoII3
CoIpo
n
Comm/l'Slon
CO/IlOrs\icll$

!on